UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–04518)

Exact name of registrant as specified in charter:	Putnam Massachusetts Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	May 31, 2020

Date of reporting period:	June 1, 2019 — May 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Massachusetts Tax Exempt Income Fund

Annual report

5 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PXMAX

Putnam Massachusetts
Tax Exempt
Income Fund

Annual report
5 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 7, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. In addition, our nation is struggling with confusion, anger, and grief over the excessive force that caused the death of George Floyd and with the overall issue of systemic racial injustice. Your Board of Trustees and Putnam Investments stand united against oppression and racism. We will work to support thoughtful and resourceful actions to elevate both our workplace and society.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, Massachusetts residents generally pay no state income taxes on distributions paid from municipal bonds issued in the Bay State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam Massachusetts Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 Massachusetts Tax Exempt Income Fund

Source: Putnam, as of 5/31/20. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Credit Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2018 (August 2019). Most recent data available.

Massachusetts Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/20. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 Massachusetts Tax Exempt Income Fund

Paul, how did municipal bond funds perform during the reporting period?

Municipal bonds enjoyed solid performance for much of the period, supported by stable U.S. economic fundamentals, falling interest rates, and positive supply/demand technicals. However, in late February 2020, fears about the spread of the coronavirus and its potential impact on global economic growth sparked a steep sell-off in equities and other high-risk assets. After experiencing their largest inflow year in 2019, municipal bond funds saw large outflows in March and April, particularly in the lowest tiers of the market, as investors sought cash. [Fund flows are a measure of investor demand for mutual funds.] Municipal bonds rebounded in May due to rising optimism about policy initiatives to address the economic impact of the pandemic and positive inflows. The Bloomberg Barclays Municipal Bond Index [the fund’s benchmark] closed the period with a return of 3.98%.

With the health risks posed by the pandemic rising and economic and financial market conditions deteriorating, monetary and fiscal policy makers moved into action. The Federal Reserve lowered interest rates to near zero and

Massachusetts Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/20. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Massachusetts Tax Exempt Income Fund

increased its asset purchases to help ease tight credit markets. In an especially noteworthy move, the Fed announced on March 23 that it would start buying corporate and municipal debt. This allowed cash-strapped states and cities to get loans to tide them over until the U.S. economy bounces back. On April 9, the Fed authorized the Municipal Liquidity Facility [MLF] to provide aid to state and local governments. On April 27, Fed officials increased the scope and duration of the MLF’s programs to include a broader group of counties and cities. With regard to fiscal initiatives, Congress finalized a $2.2 trillion relief package on March 27 to help hard-hit industries and to provide relief for families, small businesses, and hospitals and health-care systems. In April, Congress passed a new pandemic relief-package totaling $484 billion to aid small businesses and hospitals.

Credit spreads widened significantly in March and April, particularly among lower-quality, high-yield municipals led by airline/airport and tobacco bonds. As investors rushed to safety, even general obligation bonds of highly rated issuers, such as the State of California, sold off. The outflows depressed prices, and yields rose, resulting in a steepening of the municipal yield curve. In turn, the municipal bond market saw a dislocation in the municipal and U.S. Treasury yield relationship, referred to as the Municipal/Treasury [M/T] ratio. The M/T ratio measures the yield on AAA-rated municipal bonds relative to the yield on U.S. Treasury bonds of similar maturities. The higher, or cheaper, the ratio, the more attractive municipal bonds are relative to U.S. Treasuries. Given the sell-off, municipal bonds were yielding significantly more than 100% of Treasury yields. Historically, a ratio in excess of 100% is interpreted as a buy signal and suggests an attractive entry point for long-term investors.

How did the fund perform during the reporting period?

For the 12 months ended May 31, 2020, the fund underperformed its benchmark but outperformed the average return of its Lipper peer group, Massachusetts Municipal Debt Funds.

Did your investment approach shift in response to the pandemic and economic uncertainty?

We became more cautious in our fundamental outlook. At this point, while we don’t expect widespread defaults in the municipal market, we believe some sectors could be hit harder than others. Small colleges, dorm financing, and weaker issuers in health care and transportation come to mind. As such, we have become select sellers of lower-rated bonds in sectors that we believe could encounter more challenging credit conditions and possibly see an uptick in defaults over the next 12 to 24 months. This includes certain project finance, retirement communities, and land development sectors. In addition, we trimmed bonds that we believe may be more susceptible to the economic challenges brought on by the pandemic. Finally, we carried a higher-than-normal average cash balance to give us greater flexibility to act swiftly in the event that timely investment opportunities presented themselves.

In our view, safe-harbor sectors include state and local general obligation bonds and utilities. We believe states and local governments are in a unique and flexible position with broad capabilities to raise revenue and reduce expenses. And, as I mentioned earlier, the Fed is providing states, and by extension localities, with emergency aid and helping to maintain liquidity across the municipal bond market. We believe that water, sewer, and electric utilities should also remain resilient during the crisis as they

Massachusetts Tax Exempt Income Fund 7

provide essential services, and most of these borrowers can benefit from the ability to raise rates if needed. While we may see a moderate increase in payment delinquencies, we do not expect any of these sectors to encounter a significant spike in defaults.

At period-end, the fund held an overweight exposure to higher-quality bonds rated A and BBB and an underweight exposure to lower-rated, high-yield bonds relative to its Lipper peer group. Duration positioning, a measure of the portfolio’s interest-rate sensitivity, was slightly longer than that of its Lipper peer group at period-end. The fund’s yield-curve positioning was focused on longer intermediate-term securities with maturities of 15 to 20 years. As part of this strategy, the fund held underweight exposures to long maturity holdings compared with the benchmark.

What is your current assessment of the health of the municipal bond market?

We believe that the majority of state and local governments have ample reserves in preparation for potential revenue declines. Those without strong reserve levels will have some flexibility to balance their budgets using one-time measures; reducing expenses; borrowing on a short-term basis from either the market or the MLF; and, in some cases, raising revenues by increasing taxes or fees. In our view, most state and local governments would only see prolonged fiscal stress should economic activity fail to stabilize over the next 12 to 18 months. Our exposure to state and local governments is limited to credits with diverse tax bases and, in our view, the ability to enact broad revenue enhancements or expense cuts.

What is your outlook for the coming months?

With regard to the effects of the pandemic on the U.S. economy, we believe it is too early to know the magnitude of the shock or how deep or long any recession will be. We’ll continue to work closely with our macroeconomic team and municipal credit research analysts to monitor the direction of U.S. economic activity and its potential impact on municipal credit fundamentals.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Massachusetts Tax Exempt Income Fund

From a valuation perspective, municipals started to look very attractive to us in early to mid-April. We selectively added to the fund’s position in investment-grade municipal bonds. Against this backdrop, we believe our higher-in-credit-quality approach can continue to add both income and return opportunities for our shareholders.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Massachusetts Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (10/23/89)
Before sales charge	5.31%	41.61%	3.54%	15.54%	2.93%	9.49%	3.07%	2.89%
After sales charge	5.17	35.95	3.12	10.92	2.09	5.11	1.67	–1.23
Class B (7/15/93)
Before CDSC	5.09	34.75	3.03	12.02	2.30	7.58	2.47	2.26
After CDSC	5.09	34.75	3.03	10.02	1.93	4.58	1.51	–2.74
Class C (8/19/03)
Before CDSC	5.03	31.14	2.75	11.14	2.13	6.97	2.27	2.11
After CDSC	5.03	31.14	2.75	11.14	2.13	6.97	2.27	1.11
Class R6 (5/22/18)
Net asset value	5.41	44.94	3.78	16.86	3.16	10.36	3.34	3.13
Class Y (1/2/08)
Net asset value	5.41	44.88	3.78	16.81	3.16	10.32	3.33	3.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 Massachusetts Tax Exempt Income Fund

Comparative index returns For periods ended 5/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Municipal Bond Index	5.68%	49.98%	4.14%	20.17%	3.74%	11.87%	3.81%	3.98%
Lipper Massachusetts
Municipal Debt Funds	5.20	39.46	3.37	14.50	2.74	8.29	2.69	2.37
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/20, there were 35, 31, 29, 28, and 8 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,475 and $13,114, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $14,494 and $14,488, respectively.

Massachusetts Tax Exempt Income Fund 11

Fund price and distribution information For the 12-month period ended 5/31/20

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	12		12	12	12	12
Income[1]	$0.228196		$0.167516	$0.154075	$0.251917	$0.250791
Capital gains[2]	—		—	—	—	—
Total	$0.228196		$0.167516	$0.154075	$0.251917	$0.250791
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
5/31/19	$9.68	$10.08	$9.67	$9.70	$9.71	$9.71
5/31/20	9.73	10.14	9.72	9.75	9.76	9.76
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.13%	2.04%	1.51%	1.37%	2.36%	2.35%
Taxable equivalent[4]	3.93	3.76	2.79	2.53	4.35	4.34
Current 30-day
SEC yield[5]	N/A	1.30	0.75	0.61	1.59	1.58
Taxable equivalent[4]	N/A	2.40	1.38	1.13	2.93	2.92

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 45.80% federal and state combined tax rate for 2020. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Massachusetts Tax Exempt Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (10/23/89)
Before sales charge	5.33%	43.12%	3.65%	17.33%	3.25%	11.09%	3.57%	3.70%
After sales charge	5.19	37.40	3.23	12.63	2.41	6.65	2.17	–0.45
Class B (7/15/93)
Before CDSC	5.12	36.05	3.13	13.87	2.63	9.05	2.93	3.17
After CDSC	5.12	36.05	3.13	11.87	2.27	6.05	1.98	–1.83
Class C (8/19/03)
Before CDSC	5.06	32.54	2.86	12.97	2.47	8.54	2.77	2.91
After CDSC	5.06	32.54	2.86	12.97	2.47	8.54	2.77	1.91
Class R6 (5/22/18)
Net asset value	5.44	46.48	3.89	18.78	3.50	11.86	3.81	3.94
Class Y (1/2/08)
Net asset value	5.44	46.42	3.89	18.73	3.49	11.81	3.79	3.93

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 5/31/19	0.80%*	1.42%	1.57%	0.56%	0.57%
Annualized expense ratio for the six-month
period ended 5/31/20†	0.79%	1.41%	1.56%	0.55%	0.56%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects a blended distribution and service (12b-1) fee rate of 0.23%. Effective July 1, 2020, the distribution and service (12b-1) fee rate for class A shares is 0.25%.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Massachusetts Tax Exempt Income Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/19 to 5/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$3.96	$7.06	$7.81	$2.76	$2.81
Ending value (after expenses)	$1,006.00	$1,003.90	$1,002.20	$1,008.20	$1,007.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/20, use the following calculation method. To find the value of your investment on 12/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$3.99	$7.11	$7.87	$2.78	$2.83
Ending value (after expenses)	$1,021.05	$1,017.95	$1,017.20	$1,022.25	$1,022.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Massachusetts Tax Exempt Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in Massachusetts, and can be more volatile than the performance of a more geographically diversified fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Massachusetts Tax Exempt Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16 Massachusetts Tax Exempt Income Fund

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2020, Putnam employees had approximately $453,000,000 and the Trustees had approximately $73,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Massachusetts Tax Exempt Income Fund 17

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Massachusetts Tax Exempt Income Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Massachusetts Tax Exempt Income Fund 19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Massachusetts Tax Exempt Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Massachusetts Tax Exempt Income Fund (the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 7, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

20 Massachusetts Tax Exempt Income Fund

The fund’s portfolio 5/31/20

Key to holding’s abbreviations

AGC Assured Guaranty Corporation	VRDN Variable Rate Demand Notes, which are floating-
AGM Assured Guaranty Municipal Corporation	rate securities with long-term maturities that carry
AMBAC AMBAC Indemnity Corporation	coupons that reset and are payable upon demand
BAN Bond Anticipation Notes	either daily, weekly or monthly. The rate shown is the
G.O. Bonds General Obligation Bonds	current interest rate at the close of the reporting
SGI Syncora Guarantee, Incorporated	period. Rates are set by remarketing agents and may
U.S. Govt. Coll. U.S. Government Collateralized	take into consideration market supply and demand,
credit quality and the current SIFMA Municipal Swap
Index rate, which was 0.14% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (97.7%)*	Rating**	Principal amount	Value
Alaska (1.1%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A
5.00%, 10/1/32	A+/F	$1,000,000	$1,252,070
5.00%, 10/1/31	A+/F	1,500,000	1,892,535
			3,144,605
California (1.1%)
CA State G.O. Bonds, AGM, 5.25%, 8/1/32	Aa2	2,075,000	2,938,366
			2,938,366
Guam (2.1%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	1,175,000	1,186,351
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste
Wtr. Syst. Rev. Bonds
5.625%, 7/1/40 (Prerefunded 7/1/20)	A–	600,000	602,604
Ser. A, 5.00%, 1/1/50	A–	1,500,000	1,661,550
Territory of GU, Port Auth. Rev. Bonds, Ser. B
5.00%, 7/1/35	A	400,000	436,284
5.00%, 7/1/34	A	200,000	219,066
5.00%, 7/1/30	A	465,000	521,493
5.00%, 7/1/29	A	400,000	451,892
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
U.S. Govt. Coll., 5.50%, 10/1/40
(Prerefunded 10/1/20)	Baa2	500,000	508,700
5.00%, 10/1/34	Baa2	200,000	205,818
			5,793,758
Illinois (1.0%)
IL State G.O. Bonds
5.50%, 7/1/38	Baa3	1,325,000	1,352,626
Ser. B, 5.00%, 10/1/32	Baa3	1,300,000	1,317,589
			2,670,215
Indiana (1.6%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26),
(BP Products North America, Inc.), Ser. A,
5.00%, 12/1/44	A1	4,000,000	4,583,480
			4,583,480

Massachusetts Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value
Louisiana (0.4%)
St. Tammany Parish Hosp. Svcs. Dist. No.
1 Rev. Bonds, (St. Tammany Parish Hosp.), Ser. A,
5.00%, 7/1/33	A+/F	$1,000,000	$1,215,840
			1,215,840
Massachusetts (88.4%)
Berkshire Wind Pwr. Cooperative Corp. Rev.
Bonds, (Berkshire Wind (Green Bonds)), Ser. 2,
5.00%, 7/1/29	A	1,000,000	1,262,050
Lowell, Collegiate Charter School Rev. Bonds,
5.00%, 6/15/54	BB–/P	1,620,000	1,463,816
MA Bay Trans. Auth. Rev. Bonds, Ser. A, 4.00%, 7/1/37	AAA	5,000,000	5,232,300
MA Bay Trans. Auth. Sales Tax Rev. Bonds, Ser. A-2
5.00%, 7/1/44	AA	2,400,000	2,907,360
5.00%, 7/1/43	AA	4,960,000	6,021,043
MA State G.O. Bonds
Ser. A, 5.00%, 3/1/41	Aa1	1,000,000	1,132,460
Ser. I, 5.00%, 12/1/35	Aa1	3,000,000	3,707,070
Ser. A, 5.00%, 1/1/35	Aa1	1,285,000	1,630,395
Ser. E, 4.00%, 4/1/46	Aa1	3,000,000	3,291,300
4.00%, 5/1/35	Aa1	3,000,000	3,230,790
MA State VRDN, (Construction Loan), Ser. A,
0.05%, 3/1/26	VMIG 1	1,800,000	1,800,000
MA State Clean Wtr. Trust Rev. Bonds, 5.00%, 8/1/22	Aaa	2,500,000	2,759,375
MA State College Bldg. Auth. Rev. Bonds
(Green Bond), 5.00%, 5/1/39	Aa2	1,500,000	1,688,370
Ser. A, 5.00%, 5/1/36 (Prerefunded 5/1/22)	Aa2	2,120,000	2,313,429
Ser. A, 5.00%, 5/1/36 (Prerefunded 5/1/22)	AAA/P	730,000	796,605
MA State Dept. Trans. Metro. Hwy. Syst. Mandatory
Put Bonds (1/1/23), Ser. A, 5.00%, 1/1/39	Aa2	2,500,000	2,773,150
MA State Dept. Trans. Metro. Hwy. Syst. Rev. Bonds
Ser. A, 5.00%, 1/1/37	A+	1,000,000	1,256,630
Ser. A, 5.00%, 1/1/35	A+	2,000,000	2,534,060
Ser. A, 5.00%, 1/1/34	A+	2,000,000	2,544,100
Ser. A, 5.00%, 1/1/23	A+	2,000,000	2,232,160
Ser. C, 5.00%, 1/1/21	Aa2	2,000,000	2,055,320
MA State Dev. Fin. Agcy. Rev. Bonds
(Tufts Med. Ctr.), Ser. I, 7.25%, 1/1/32
(Prerefunded 1/1/21)	BBB+	800,000	832,416
(Tufts Med. Ctr.), Ser. I, U.S. Govt. Coll., 7.25%,
1/1/32 (Prerefunded 1/1/21)	AAA/P	1,200,000	1,248,624
(Loomis Communities), Ser. A, 6.00%, 1/1/33	BBB/P	150,000	158,030
(Loomis Communities), Ser. A, U.S. Govt. Coll.,
6.00%, 1/1/33 (Prerefunded 7/1/23)	AAA/P	150,000	175,895
(WGBH Edl. Foundation), Ser. A, AMBAC,
5.75%, 1/1/42	AA–	5,000,000	7,828,645
(Milford Regl. Med. Ctr.), Ser. F, 5.625%, 7/15/36	BB+	500,000	520,270
(Simmons College), Ser. H, SGI, 5.25%, 10/1/33	Baa1	2,000,000	2,324,540
(Suffolk U.), 5.125%, 7/1/40	Baa2	1,600,000	1,605,440
(Orchard Cove, Inc.), 5.00%, 10/1/49	BBB+/F	700,000	706,601
(Wellforce Oblig. Group), Ser. A, 5.00%, 7/1/44	BBB+	500,000	558,075

22 Massachusetts Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Franklin W. Olin College of Engineering), Ser. E,
5.00%, 11/1/43	A+	$2,500,000	$2,700,400
(Carleton-Willard Homes, Inc.), 5.00%, 12/1/42	A–	525,000	551,691
(UMass Boston Student Hsg.), 5.00%, 10/1/41	Baa3	1,000,000	1,001,080
(Partners Healthcare Syst.), Ser. Q, 5.00%, 7/1/41	Aa3	2,000,000	2,305,420
(Dexter Southfield), 5.00%, 5/1/41	BBB+	2,000,000	2,250,640
(Bentley U.), 5.00%, 7/1/40	A2	1,250,000	1,385,525
(Emerson College), Ser. A, 5.00%, 1/1/40	BBB+	1,570,000	1,690,953
(Orchard Cove, Inc.), 5.00%, 10/1/39	BBB+/F	250,000	256,183
(Atrius Hlth. Oblig. Group), Ser. A, 5.00%, 6/1/39	BBB	2,500,000	2,776,175
(Franklin W. Olin College), Ser. E, 5.00%, 11/1/38	A+	1,000,000	1,087,380
(Tufts U.), Ser. Q, 5.00%, 8/15/38	Aa2	500,000	581,165
(Suffolk U.), 5.00%, 7/1/38	Baa2	340,000	367,030
(UMass Memorial Hlth. Care Oblig. Group), Ser. K,
5.00%, 7/1/38	BBB+	1,000,000	1,094,270
(Wentworth Inst. Tech.), 5.00%, 10/1/37	Baa1	655,000	704,642
(Caregroup), Ser. I, 5.00%, 7/1/37	A	500,000	569,285
(Foxborough Regl. Charter), Ser. B, 5.00%, 7/1/37	BBB–	1,120,000	1,223,286
(Lowell Gen. Hosp.), Ser. G, 5.00%, 7/1/37	BBB+	1,630,000	1,732,772
(MCPHS U.), Ser. H, 5.00%, 7/1/37	AA	450,000	522,770
(Suffolk U.), 5.00%, 7/1/37	Baa2	605,000	654,652
(Broad Inst.), 5.00%, 4/1/37	Aa3	1,000,000	1,229,960
(Dana-Farber Cancer Inst.), Ser. N, 5.00%, 12/1/36	A1	1,100,000	1,273,261
(Brandeis U.), Ser. S-1, 5.00%, 10/1/36	A1	765,000	930,408
(Caregroup), Ser. I, 5.00%, 7/1/36	A	935,000	1,067,190
(Suffolk U.), 5.00%, 7/1/36	Baa2	600,000	641,988
(Suffolk U.), 5.00%, 7/1/36	Baa2	450,000	488,952
Ser. O, 5.00%, 12/1/35	A1	385,000	467,147
(Beth Israel Lahey Hlth. Oblig. Group), Ser. K,
5.00%, 7/1/35	A	500,000	599,135
(Suffolk U.), 5.00%, 7/1/35	Baa2	470,000	513,677
Ser. O, 5.00%, 12/1/34	A1	425,000	518,173
(Brandeis U.), Ser. S-1, 5.00%, 10/1/34	A1	1,745,000	2,140,853
(Emmanuel College), Ser. A, 5.00%, 10/1/34	Baa2	1,075,000	1,172,578
(Baystate Med. Oblig. Group), Ser. N, 5.00%, 7/1/34	A+	1,000,000	1,111,670
(Beth Israel Lahey Hlth. Oblig. Group), Ser. K,
5.00%, 7/1/34	A	1,000,000	1,203,940
(Suffolk U.), 5.00%, 7/1/34	Baa2	675,000	727,549
(Suffolk U.), 5.00%, 7/1/34	Baa2	550,000	603,020
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/34	AA–	1,000,000	1,259,190
Ser. O, 5.00%, 12/1/33	A1	150,000	183,641
(Beth Israel Lahey Hlth. Oblig. Group), Ser. K,
5.00%, 7/1/33	A	665,000	803,280
(Suffolk U.), 5.00%, 7/1/33	Baa2	800,000	879,328
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/33	AA–	900,000	1,136,547
(Intl. Charter School), 5.00%, 4/15/33	BBB–	750,000	807,968
(CareGroup Oblig. Group), Ser. J2, 5.00%, 7/1/32	A	2,765,000	3,317,171
(MCPHS U.), Ser. H, 5.00%, 7/1/32	AA	300,000	354,078
(South Shore Hosp., Inc.), Ser. I, 5.00%, 7/1/32	Baa1	1,600,000	1,834,048

Massachusetts Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/32	AA–	$660,000	$841,328
Ser. O, 5.00%, 12/1/31	A1	250,000	309,940
(Northeastern U.), 5.00%, 10/1/31	A1	500,000	539,415
(Berkshire Retirement Cmnty. of Lenox),
5.00%, 7/1/31	A+/F	1,000,000	1,127,910
(UMass Memorial Hlth. Care Oblig. Group), Ser. L,
5.00%, 7/1/31	BBB+	1,345,000	1,520,334
(Broad Institute, Inc. (The)), 5.00%, 4/1/31	Aa3	1,420,000	1,792,693
(Lesley U.), 5.00%, 7/1/30	A–	1,000,000	1,152,620
(Dexter Southfield), 5.00%, 5/1/27	BBB+	500,000	593,215
(Dexter Southfield), 5.00%, 5/1/26	BBB+	740,000	881,251
(MA College of Pharmacy & Allied Hlth. Science),
Ser. F, 5.00%, 7/1/25	AA	650,000	734,981
(Babson College), Ser. A, 5.00%, 10/1/24	A2	250,000	282,185
(Babson College), Ser. A, 5.00%, 10/1/23	A2	300,000	330,798
Ser. A-2, 5.00%, 7/1/21	Aa3	4,735,000	4,959,013
(Williams College), Ser. S, 4.00%, 7/1/46	Aa1	4,550,000	5,154,513
(Suffolk U.), Ser. A, 4.00%, 7/1/45	Baa2	1,700,000	1,602,675
(Worcester Polytechnic Inst.), 4.00%, 9/1/44	A2	3,250,000	3,398,298
(Carleton-Willard Homes, Inc.), 4.00%, 12/1/42	A–	485,000	462,137
(Partners Healthcare System, Inc.), Ser. S-1,
4.00%, 7/1/36	Aa3	2,500,000	2,849,950
(Partners Healthcare System, Inc.), Ser. S,
4.00%, 7/1/35	Aa3	1,025,000	1,173,092
(Wellesley College), Ser. L, 4.00%, 7/1/34	Aa1	860,000	1,019,590
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	401,693	55,663
(WGBH Edl. Foundation), Ser. B, AGC,
zero %, 1/1/29	AA	2,000,000	1,757,960
(WGBH Edl. Foundation), Ser. B, AGC,
zero %, 1/1/28	AA	2,000,000	1,800,340
MA State Dev. Fin. Agcy. 144A Rev. Bonds
(Linden Ponds, Inc. Fac.), 5.00%, 11/15/38	BB/F	2,100,000	1,865,850
(NewBridge on the Charles, Inc.), 5.00%, 10/1/37	BB+/F	1,000,000	1,014,020
MA State Dev. Fin. Agcy. VRDN (Boston U.), Ser. U-6C,
0.05%, 10/1/42	VMIG 1	3,000,000	3,000,000
MA State Edl. Fin. Auth. Rev. Bonds
Ser. B, 5.70%, 1/1/31	AA	405,000	405,409
Ser. J, 5.625%, 7/1/28	AA	320,000	332,851
(Ed. Loan — Issue 1), 5.00%, 1/1/27	AA	2,750,000	3,152,710
5.00%, 1/1/24	AA	500,000	553,630
(Ed. Loan — Issue 1), 4.375%, 1/1/32	AA	200,000	201,930
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Winchester Hosp.), 5.25%, 7/1/38
(Prerefunded 7/1/20)	A–	2,225,000	2,233,900
(Lowell Gen. Hosp.), Ser. C, 5.125%, 7/1/35	BBB+	725,000	727,262
(Southcoast Hlth. Oblig.), Ser. D, 5.00%, 7/1/39	Baa1	1,500,000	1,504,215
(Milford Regl. Med.), Ser. E, 5.00%, 7/15/37	BB+	850,000	850,561
(Northeastern U.), Ser. A, 5.00%, 10/1/35	A1	300,000	303,924
(Northeastern U.), Ser. T-1, 5.00%, 10/1/30	A1	1,000,000	1,080,960
(Northeastern U.), Ser. T-2, 5.00%, 10/1/30	A1	2,000,000	2,161,920

24 Massachusetts Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Hlth. & Edl. Fac. Auth. VRDN, (Tufts U.),
Ser. N-2, 0.05%, 8/15/34	VMIG 1	$2,000,000	$2,000,000
MA State Hsg. Fin. Agcy. Rev. Bonds
Ser. C, 5.35%, 12/1/42	Aa2	410,000	410,672
Ser. A, 5.10%, 12/1/30	Aa2	895,000	909,947
Ser. 171, 4.00%, 12/1/44	Aa1	250,000	261,098
Ser. SF-169, 4.00%, 12/1/44	Aa1	440,000	461,032
Ser. 160, 3.75%, 6/1/34	Aa1	70,000	71,637
(Single Fam.), Ser. 178, 3.50%, 6/1/42	Aa1	685,000	722,613
Ser. A, 3.50%, 12/1/31	Aa2	2,000,000	2,083,160
Ser. A, 3.25%, 12/1/27	Aa2	1,870,000	1,960,377
MA State Port Auth. Rev. Bonds
Ser. A, 5.00%, 7/1/47	Aa2	3,000,000	3,386,790
Ser. A, 5.00%, 7/1/42	Aa2	1,275,000	1,452,786
Ser. A, 5.00%, 7/1/40	Aa2	2,500,000	2,961,700
Ser. A, 5.00%, 7/1/35	Aa2	1,500,000	1,755,390
Ser. A, 5.00%, 7/1/33	Aa2	775,000	894,730
Ser. A, 5.00%, 7/1/32	Aa2	755,000	874,985
Ser. C, 5.00%, 7/1/30	Aa2	2,500,000	3,113,775
MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5.125%, 7/1/41	A	1,765,000	1,827,216
(Bosfuel Corp.), Ser. A, 5.00%, 7/1/28	A1	210,000	252,928
(Bosfuel Corp.), Ser. A, 5.00%, 7/1/26	A1	115,000	134,547
(Bosfuel Corp.), Ser. A, 4.00%, 7/1/44	A1	3,500,000	3,689,175
MA State School Bldg. Auth. Dedicated Sales Tax
Rev. Bonds, Ser. A
5.00%, 2/15/44	AA	1,035,000	1,298,418
5.00%, 11/15/42	AA+	2,000,000	2,363,560
5.00%, 8/15/26	AA+	4,645,000	5,107,131
5.00%, 8/15/26 (Prerefunded 8/15/22)	AAA/P	355,000	391,853
MA State School Bldg. Auth. Sales Tax Rev. Bonds
Ser. A, 5.00%, 5/15/43	AA+	915,000	1,014,095
Ser. C, 5.00%, 8/15/37	AA+	2,000,000	2,367,520
MA State Trans. Fund Rev. Bonds
(Rail Enhancement & Accelerated Bridge
Program), Ser. A, 5.00%, 6/1/49	Aa1	6,025,000	7,591,801
(Rail Enhancement & Accelerated Bridge
Program), 5.00%, 6/1/48	Aa1	2,095,000	2,584,769
Ser. A, 5.00%, 6/1/41	Aa1	2,500,000	3,093,875
(Rail Enhancement & Accelerated Bridge
Program), Ser. A, 5.00%, 6/1/38	Aa1	3,000,000	3,597,030
MA State Wtr. Resource Auth. Rev. Bonds
Ser. B, 5.00%, 8/1/40	Aa1	1,500,000	1,821,060
(Green Bond), Ser. C, 5.00%, 8/1/40	Aa1	3,000,000	3,642,120
Ser. B, 5.00%, 8/1/34	Aa1	1,220,000	1,570,384
Milford, G.O. Bonds, AGM, 5.125%, 12/15/24	Aa2	1,795,000	1,801,659
North Reading, G.O. Bonds, 5.00%, 5/15/35	Aa2	3,750,000	4,059,038
Tisbury, BAN, 1.50%, 1/22/21	AA+/P	1,010,000	1,017,636

Massachusetts Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
U. of MA Bldg. Auth. Rev. Bonds, Ser. 2, 5.00%,
11/1/39 (Prerefunded 11/1/22)	Aa2	$2,500,000	$2,784,325
Worcester, G.O. Bonds, (Muni. Purpose Loan),
4.00%, 11/1/23	Aa3	3,050,000	3,094,652
			249,464,917
Nebraska (0.4%)
Central Plains Energy Project Gas Supply Mandatory
Put Bonds (8/1/25), 4.00%, 12/1/49	Aa2	1,100,000	1,235,575
			1,235,575
Ohio (0.9%)
Lancaster, Port Auth. Mandatory Put Bonds
(2/1/25), Ser. A, 5.00%, 8/1/49	Aa2	1,400,000	1,617,882
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein
Homes Oblig. Group), 5.00%, 7/1/32	A	750,000	801,533
			2,419,415
Texas (0.7%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Thermal
Utility Rev. Bonds, (TECO)
4.00%, 11/15/34	AA	700,000	797,958
4.00%, 11/15/32	AA	1,100,000	1,263,713
			2,061,671
Total municipal bonds and notes (cost $263,192,220)			$275,527,842

	Principal amount/
SHORT-TERM INVESTMENTS (1.4%)*		shares	Value
Putnam Short Term Investment Fund 0.71% L	Shares	2,917,085	$2,917,085
U.S. Treasury Bills 0.310%, 7/23/20		$311,000	310,940
U.S. Treasury Bills 0.015%, 9/3/20		265,000	264,894
U.S. Treasury Bills zero %, 8/20/20		179,000	178,941
U.S. Treasury Bills 0.011%, 8/6/20		147,000	146,961
U.S. Treasury Bills zero %, 8/13/20		86,000	85,977
U.S. Treasury Bills 1.543%, 7/16/20		19,000	18,997
Total short-term investments (cost $3,923,899)			$3,923,795

TOTAL INVESTMENTS
Total investments (cost $267,116,119)	$279,451,637

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2019 through May 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $282,134,917.

26 Massachusetts Tax Exempt Income Fund

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $1,623,330 to cover the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.14%, 0.18% and 0.34%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	18.9%
Health care	16.7
Tax bonds	15.3
Transportation	11.0

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/20
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$1,675,000	$9,481	$—	8/20/20	—	1.81% minus	$9,481
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
900,000	32,558	—	6/4/20	—	1.86% minus	32,558
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity

Massachusetts Tax Exempt Income Fund 27

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$229,000	$3,896	$—	8/25/20	—	1.87% minus	$3,896
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
679,000	17,071	—	8/24/20	—	1.91% minus	17,071
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
575,000	25,479	—	7/15/20	—	1.98% minus	25,479
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		88,485
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$—		Total		$88,485

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$275,527,842	$—
Short-term investments	2,917,085	1,006,710	—
Totals by level	$2,917,085	$276,534,552	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$88,485	$—
Totals by level	$—	$88,485	$—

The accompanying notes are an integral part of these financial statements.

28 Massachusetts Tax Exempt Income Fund

Statement of assets and liabilities 5/31/20

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $264,199,034)	$276,534,552
Affiliated issuers (identified cost $2,917,085) (Notes 1 and 5)	2,917,085
Interest and other receivables	3,913,249
Receivable for shares of the fund sold	882,191
Receivable for investments sold	66,348
Receivable for custodian fees (Note 2)	211
Unrealized appreciation on OTC swap contracts (Note 1)	88,485
Prepaid assets	14,476
Total assets	284,416,597

LIABILITIES
Payable for investments purchased	1,623,330
Payable for shares of the fund repurchased	189,701
Payable for compensation of Manager (Note 2)	101,574
Payable for investor servicing fees (Note 2)	26,625
Payable for Trustee compensation and expenses (Note 2)	85,960
Payable for administrative services (Note 2)	1,091
Payable for distribution fees (Note 2)	88,140
Distributions payable to shareholders	70,208
Other accrued expenses	95,051
Total liabilities	2,281,680

Net assets	$282,134,917

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$271,568,556
Total distributable earnings (Note 1)	10,566,361
Total — Representing net assets applicable to capital shares outstanding	$282,134,917

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($200,239,600 divided by 20,578,939 shares)	$9.73
Offering price per class A share (100/96.00 of $9.73)*	$10.14
Net asset value and offering price per class B share ($894,320 divided by 92,049 shares)**	$9.72
Net asset value and offering price per class C share ($15,817,580 divided by 1,622,367 shares)**	$9.75
Net asset value, offering price and redemption price per class R6 share
($796,776 divided by 81,670 shares)	$9.76
Net asset value, offering price and redemption price per class Y share
($64,386,641 divided by 6,596,747 shares)	$9.76

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Massachusetts Tax Exempt Income Fund 29

Statement of operations Year ended 5/31/20

INVESTMENT INCOME
Interest (including interest income of $26,586 from investments in affiliated issuers) (Note 5)	$8,441,189
Total investment income	8,441,189

EXPENSES
Compensation of Manager (Note 2)	1,178,849
Investor servicing fees (Note 2)	160,860
Custodian fees (Note 2)	9,849
Trustee compensation and expenses (Note 2)	9,912
Distribution fees (Note 2)	620,725
Administrative services (Note 2)	7,721
Other	158,934
Total expenses	2,146,850
Expense reduction (Note 2)	(81,984)
Net expenses	2,064,866

Net investment income	6,376,323

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	41,909
Futures contracts (Note 1)	(130,280)
Swap contracts (Note 1)	70,479
Total net realized loss	(17,892)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	433,204
Swap contracts	88,485
Total change in net unrealized appreciation	521,689

Net gain on investments	503,797

Net increase in net assets resulting from operations	$6,880,120

The accompanying notes are an integral part of these financial statements.

30 Massachusetts Tax Exempt Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 5/31/20	Year ended 5/31/19
Operations
Net investment income	$6,376,323	$6,520,654
Net realized gain (loss) on investments	(17,892)	2,067,621
Change in net unrealized appreciation of investments	521,689	4,100,770
Net increase in net assets resulting from operations	6,880,120	12,689,045
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(43,352)	(135,371)
Class B	(237)	(1,059)
Class C	(3,576)	(14,333)
Class M	—	(1,079)
Class R6	(190)	(469)
Class Y	(13,747)	(34,112)
From tax-exempt net investment income
Class A	(4,500,033)	(4,735,344)
Class B	(19,826)	(30,118)
Class C	(266,944)	(370,700)
Class M	(15,599)	(36,979)
Class R6	(21,746)	(11,844)
Class Y	(1,563,850)	(1,324,290)
Increase from capital share transactions (Note 4)	24,329,518	9,331,049
Total increase in net assets	24,760,538	15,324,396

NET ASSETS
Beginning of year	257,374,379	242,049,983
End of year	$282,134,917	$257,374,379

The accompanying notes are an integral part of these financial statements.

Massachusetts Tax Exempt Income Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
May 31, 2020	$9.68	.22	.06	.28	(.23)	(.23)	$9.73	2.89	$200,240.79		2.32	22
May 31, 2019	9.45	.26	.24	.50	(.27)	(.27)	9.68	5.39	181,596.79		2.76	22
May 31, 2018	9.64	.28	(.19)	.09	(.28)	(.28)	9.45	.97	174,578.79		2.89	22
May 31, 2017	9.85	.28	(.21)	.07	(.28)	(.28)	9.64	.75	201,201.79		2.87	19
May 31, 2016	9.69	.29	.16	.45	(.29)	(.29)	9.85	4.74	241,808	.79[d]	3.00[d]	15
Class B
May 31, 2020	$9.67	.16	.06	.22	(.17)	(.17)	$9.72	2.26	$894	1.41	1.71	22
May 31, 2019	9.44	.20	.24	.44	(.21)	(.21)	9.67	4.73	1,288	1.42	2.14	22
May 31, 2018	9.62	.22	(.18)	.04	(.22)	(.22)	9.44	.45	1,629	1.42	2.26	22
May 31, 2017	9.83	.22	(.21)	.01	(.22)	(.22)	9.62	.13	2,163	1.42	2.24	19
May 31, 2016	9.68	.23	.15	.38	(.23)	(.23)	9.83	3.99	2,728	1.41[d]	2.38[d]	15
Class C
May 31, 2020	$9.70	.15	.05	.20	(.15)	(.15)	$9.75	2.11	$15,818	1.56	1.56	22
May 31, 2019	9.47	.19	.23	.42	(.19)	(.19)	9.70	4.56	18,764	1.57	1.98	22
May 31, 2018	9.66	.20	(.18)	.02	(.21)	(.21)	9.47	.19	20,487	1.57	2.11	22
May 31, 2017	9.86	.20	(.19)	.01	(.21)	(.21)	9.66	.08	26,868	1.57	2.10	19
May 31, 2016	9.71	.22	.15	.37	(.22)	(.22)	9.86	3.81	29,324	1.56[d]	2.23[d]	15
Class R6
May 31, 2020	$9.71	.25	.05	.30	(.25)	(.25)	$9.76	3.13	$797.55		2.55	22
May 31, 2019	9.48	.29	.24	.53	(.30)	(.30)	9.71	5.67	697.56		2.98	22
May 31, 2018†	9.41	—[c]	.08	.08	(.01)	(.01)	9.48	.83*	10	.02*	.08*	22
Class Y
May 31, 2020	$9.71	.25	.05	.30	(.25)	(.25)	$9.76	3.12	$64,387.56		2.54	22
May 31, 2019	9.48	.28	.24	.52	(.29)	(.29)	9.71	5.61	53,517.57		2.97	22
May 31, 2018	9.66	.30	(.18)	.12	(.30)	(.30)	9.48	1.30	43,129.57		3.11	22
May 31, 2017	9.87	.30	(.21)	.09	(.30)	(.30)	9.66	.98	55,765.57		3.09	19
May 31, 2016	9.72	.32	.14	.46	(.31)	(.31)	9.87	4.86	42,544	.56[d]	3.22[d]	15

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to May 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

32 Massachusetts Tax Exempt Income Fund	Massachusetts Tax Exempt Income Fund 33

Notes to financial statements 5/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2019 through May 31, 2020.

Putnam Massachusetts Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Massachusetts personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and Massachusetts personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end-sales charge of 3.25% and were not subject to a contingent differed sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

34 Massachusetts Tax Exempt Income Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Futures contracts The fund uses futures contracts to hedge treasury term structure risk and for yield curve positioning.

Massachusetts Tax Exempt Income Fund 35

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap

36 Massachusetts Tax Exempt Income Fund

contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Massachusetts Tax Exempt Income Fund 37

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$2,105,883	$—	$2,105,883

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $6,847 to decrease undistributed net investment income and $6,847 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$14,590,897
Unrealized depreciation	(2,242,961)
Net unrealized appreciation	12,347,936
Undistributed ordinary income	76,871
Undistributed tax-exempt income	317,646
Capital loss carryforward	(2,105,883)
Cost for federal income tax purposes	$267,192,186

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.429% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

38 Massachusetts Tax Exempt Income Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$113,408	Class R6	426
Class B	675	Class Y	35,946
Class C	9,977	Total	$160,860
Class M	428

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $81,984 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $228, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

Massachusetts Tax Exempt Income Fund 39

	Maximum %	Approved %	Amount
Class A	0.35%	*	$437,034
Class B	1.00%	0.85%	9,785
Class C	1.00%	1.00%	170,337
Class M**	1.00%	0.50%	3,569
Total			$620,725

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares. Effective July 1, 2020, the Trustees have approved payment by the fund at a rate of 0.25% of all assets attributable to class A shares.

** Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,570 and $1 from the sale of class A and class M shares, respectively, and received $130 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$87,466,715	$56,728,032
U.S. government securities (Long-term)	—	—
Total	$87,466,715	$56,728,032

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/20		YEAR ENDED 5/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	4,133,945	$40,458,483	2,809,856	$26,531,273
Shares issued in connection with
reinvestment of distributions	393,862	3,850,010	430,721	4,060,573
	4,527,807	44,308,493	3,240,577	30,591,846
Shares repurchased	(2,700,339)	(26,140,835)	(2,957,829)	(27,816,972)
Net increase	1,827,468	$18,167,658	282,748	$2,774,874

40 Massachusetts Tax Exempt Income Fund

	YEAR ENDED 5/31/20		YEAR ENDED 5/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	10	$98
Shares issued in connection with
reinvestment of distributions	1,970	19,231	3,219	30,265
	1,970	19,231	3,229	30,363
Shares repurchased	(43,154)	(416,960)	(42,586)	(399,057)
Net decrease	(41,184)	$(397,729)	(39,357)	$(368,694)

	YEAR ENDED 5/31/20		YEAR ENDED 5/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	263,287	$2,579,694	177,862	$1,682,243
Shares issued in connection with
reinvestment of distributions	19,397	189,968	28,231	266,624
	282,684	2,769,662	206,093	1,948,867
Shares repurchased	(593,814)	(5,781,696)	(435,506)	(4,101,908)
Net decrease	(311,130)	$(3,012,034)	(229,413)	$(2,153,041)

	YEAR ENDED 5/31/20 *		YEAR ENDED 5/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	987	$9,647	12,286	$116,957
Shares issued in connection with
reinvestment of distributions	1,211	11,843	3,450	32,526
	2,198	21,490	15,736	149,483
Shares repurchased	(158,400)	(1,548,121)	(94,021)	(885,270)
Net decrease	(156,202)	$(1,526,631)	(78,285)	$(735,787)

	YEAR ENDED 5/31/20		YEAR ENDED 5/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	32,126	$315,612	71,011	$663,171
Shares issued in connection with
reinvestment of distributions	2,227	21,841	1,308	12,313
	34,353	337,453	72,319	675,484
Shares repurchased	(24,414)	(231,947)	(1,652)	(15,561)
Net increase	9,939	$105,506	70,667	$659,923

	YEAR ENDED 5/31/20		YEAR ENDED 5/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,327,457	$22,789,127	2,262,928	$21,398,403
Shares issued in connection with
reinvestment of distributions	141,423	1,386,919	121,641	1,151,179
	2,468,880	24,176,046	2,384,569	22,549,582
Shares repurchased	(1,381,253)	(13,183,298)	(1,424,441)	(13,395,808)
Net increase	1,087,627	$10,992,748	960,128	$9,153,774

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Massachusetts Tax Exempt Income Fund 41

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/19	cost	proceeds	income	of 5/31/20
Short-term investments
Putnam Short Term
Investment Fund*	$—	$53,894,250	$50,977,165	$26,586	$2,917,085
Total Short-term
investments	$—	$53,894,250	$50,977,165	$26,586	$2,917,085

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the Commonwealth of Massachusetts and may be affected by economic and political developments in that Commonwealth.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

42 Massachusetts Tax Exempt Income Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	9
OTC interest rate swap contracts (notional)	$14,000,000
OTC total return swap contracts (notional)	$3,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$88,485	Payables	$—
Total		$88,485		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(130,280)	$70,479	$(59,801)
Total	$(130,280)	$70,479	$(59,801)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$88,485	$88,485
Total	$88,485	$88,485

Massachusetts Tax Exempt Income Fund 43

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Total
Assets:
OTC Total return swap contracts*#	$88,485	$88,485
Total Assets	$88,485	$88,485
Liabilities:
OTC Total return swap contracts*#	—	—
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$88,485	$88,485
Total collateral received (pledged)†##	$—
Net amount	$88,485
Controlled collateral received (including TBA
commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

44 Massachusetts Tax Exempt Income Fund

Federal tax information (Unaudited)

The fund has designated 99.05% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

Massachusetts Tax Exempt Income Fund 45

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions; a Director and Treasurer of the Sun Valley Writers Conference, a literary not-for-profit organization; Trustee of the New York Society Library; and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded diversified energy company; Senior Advisor for First Reserve, an energy private equity firm; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of The Denver Foundation; previously a director of Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products, as well as UNS Energy Corporation, a publicly held electric and gas utility in Arizona, SM Energy Corporation, a publicly held U.S. exploration and production company, and CVR Energy Corporation, a publicly held refining company.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation; and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

46 Massachusetts Tax Exempt Income Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Trustee of the Rubin Museum; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and Member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2020, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Massachusetts Tax Exempt Income Fund 47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

48 Massachusetts Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

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AN047 321682 7/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Ms. Baumann, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distributions Committee and the Board of Trustees in the absence of such designation or identification

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2020	$56,667	$ —	$12,430	$ —
May 31, 2019	$57,009	$ —	$12,430	$ —

For the fiscal years ended May 31, 2020 and May 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $296,146 and $559,414 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2020	$ —	$283,716	$ —	$ —
May 31, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Massachusetts Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 29, 2020